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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                  CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 17, 1999
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                           Efficient Networks, Inc.
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             (Exact name of registrant as specified in its charter)

 Delaware                            000- 26473                75-2486865
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(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                    File Number)          Identification No.)

             4201 Spring Valley Road, Suite 1200, Dallas, TX 75244
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                  (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (972) 991-3884
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                               Not Applicable
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         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION

          On November 21, 1999, Efficient Networks, Inc. a Delaware corporation ("Efficient"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Cabletron Systems Inc., a Delaware corporation ("Cabletron"), Fire Acquisition Corporation, a California corporation and wholly-owned subsidiary of Efficient ("Merger Sub") and Flowpoint Corporation, a California corporation and wholly-owned subsidiary of Cabletron ("Flowpoint"), pursuant to which, on December 17, 1999, Flowpoint merged with and into Merger Sub and became a wholly-owned subsidiary of Efficient (the "Merger"). A copy of each of the Merger Agreement, Amendment No. 1 to the Merger Agreement dated December 14, 1999 and Amendment No. 2 to the Merger Agreement dated December 17, 1999 are attached hereto as Exhibits 2.1, 2.2 and 2.3 respectively, and are incorporated herein by reference.

          The Merger was effected on December 17, 1999 through the issuance of 7,200,000 shares of Common Stock and 6,300 shares of Series A Non-Voting Convertible Preferred Stock of Efficient (the "Shares") in exchange for all of the capital stock of Flowpoint outstanding immediately prior to the consummation of the Merger. The amount of consideration was determined based upon arm's-length negotiations between Efficient, Cabletron and Flowpoint. The Merger qualified as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

          In connection with the Merger Agreement, Efficient entered into Voting Agreements dated November 20, 1999 (the "Voting Agreements") with a majority of its stockholders. The Voting Agreements relate to the 6,300 shares of Efficient Series A Non-Voting Preferred Stock (the "Preferred Stock") issued to Cabletron as partial consideration in connection with the Merger. Pursuant to the Voting Agreements, the majority of Efficient's stockholders (such majority to be determined as of December 10, 1999) have agreed to vote all of the shares of Efficient Common Stock held by them as of December 10, 1999 and which they continue to hold at the time of the Efficient special meeting of stockholders (which special meeting will be held in the near future on a date to be announced) in favor of the conversion of the Preferred Stock into shares of Efficient Common Stock at a conversion ratio of 1000 shares of Efficient Common Stock for each share of Preferred Stock. Upon stockholder approval, the 6,300 shares of Preferred Stock shall convert into an aggregate of 6,300,000 shares of Efficient Common Stock. An information statement relating to the Merger and the conversion of the Preferred Stock will be distributed to the stockholders of Efficient prior to the special meeting of stockholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  FINANCIAL STATEMENTS

     The Registrant will provide the financial statements required by paragraph
(a) of Item 7 of Form 8-K on or before March 1, 2000.

        (b)  PRO FORMA FINANCIAL INFORMATION

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     The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K on or before March 1, 2000.

     A copy of the press release dated November 22, 1999 issued by Efficient announcing the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release dated December 17, 1999 announcing the consummation of the Merger is attached hereto as Exhibit
99.2 and is incorporated herein by reference.

     This document may include forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in the forward-looking statement as a result of the risk factors set forth in the Company's Forms 10-K and 10-Q reports.


        (c)  EXHIBITS

        2.1 Agreement and Plan of Merger and Reorganization dated as of November 21, 1999 by and among Efficient Networks, Inc., Cabletron Systems, Inc., Flowpoint Corporation and Fire Acquisition Corporation (the "Merger Agreement").

        2.2   Amendment No. 1 to the Merger Agreement dated December 14, 1999.

        2.3   Amendment No. 2 to the Merger Agreement dated December 17, 1999.

        99.1  Press Release of Efficient dated November 21, 1999.

        99.2  Press Release of Efficient dated December 17, 1999.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 29, 1999           EFFICIENT NETWORKS, INC.


                                    /s/ Jill Manning
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                                    Jill Manning
                                    Chief Financial Officer

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                               INDEX TO EXHIBITS


Exhibit
Number            Description of Document
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2.1   Agreement and Plan of Merger and Reorganization dated as of November 21,
      1999 by and among Efficient Networks, Inc., Cabletron Systems, Inc., Flowpoint Corporation and Fire Acquisition Corporation.

2.2   Amendment No. 1 to the Merger Agreement dated December 14, 1999.

2.3   Amendment No. 2 to the Merger Agreement dated December 17, 1999.

99.1  Press Release of Efficient dated November 21, 1999.

99.2  Press Release of Efficient dated December 17, 1999.